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                                                                    EXHIBIT 10.1

                       SECOND AMENDMENT TO LOAN AGREEMENT

      This Second Amendment to Loan Agreement (this "AMENDMENT"), is made as of this 12th day of May 2005, by and among by and among J. Oliver Cunningham Trust dated February 26, 1971, an Indiana trust (the "CUNNINGHAM TRUST"), the Anne C. McClure Trust dated February 26, 1971, an Illinois trust (the "MCCLURE TRUST"), the Jane C. Warriner Trust dated February 26, 1971, an Indiana trust (the "WARRINER TRUST" and together with the Cunningham Trust and the McClure Trust, the "OLIVER LENDERS"), Noro-Moseley Partners V, L.P., a Georgia limited partnership ("NORO-MOSELEY"), Wakefield Group III, LLC a North Carolina limited liability company ("WAKEFIELD"; each of the Oliver Lenders, Noro-Moseley and Wakefield are a "LENDER" and together are the "LENDERS"), Cypress Communications Holding Co. Inc., a Delaware corporation, and Cypress Communications, Inc., a Delaware corporation (each herein called a "BORROWER" and collectively, the "BORROWERS."

      WHEREAS, Borrowers and Lenders are party to that certain Loan Agreement, dated as of July 16, 2002, as amended by the First Amendment to Loan Agreement on March 25, 2004, (as the same may be modified, amended or supplemented from time to time and as modified herein, the "LOAN AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement);

      WHEREAS, Borrowers have requested that Lenders agree to certain amendments to the Loan Agreement, as more fully described herein; and

      WHEREAS, Lenders are willing to agree to the amendments requested by Borrowers, on the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Loan Agreement, Lenders and Borrowers hereby amend the Loan Agreement and agree as follows:

      1. Amendments to Loan Agreement.

            Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Term Loan Maturity Date" in its entirety and replacing it with the following:

            "TERM LOAN MATURITY DATE" shall mean:

            (i) if on or after the date of this Amendment, the maturity date of the Senior Debt is extended beyond July 11, 2005, the earlier of (x) January 16, 2006, or (y) the Business Day immediately following the maturity, acceleration or termination of the Senior Debt (as so extended), or

            (ii) if on or after the date of this Amendment, the maturity date of the Senior Debt is not extended beyond July 11, 2005, the earlier of (x) January 16, 2006 or (ii) the Business Day immediately following the occurrence of a Qualified Refinancing Event.

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            Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Fixed Rate" in its entirety and replacing it with the following:

            "FIXED RATE" shall mean 14% per annum during the period of July 16, 2002 through July 16, 2005 and shall mean 12% per annum for the period of July 17, 2005 through the Term Loan Maturity Date, as amended.

            Section 2.8 of the Loan Agreement is hereby amended by deleting "Term Loan Maturity Date" as it appears therein and replacing it with "July 16, 2005".

            The Loan Agreement is hereby amended by adding new Section 2.8.1 which reads as follows:

            2.8.1 EXTENSION LOAN FEES. Upon execution of the Second Amendment to the Loan Agreement, Borrowers shall pay each Lender an extension loan fee equal to 2.5% of the then outstanding principal balance of the Term Loan. The Borrowers shall pay to each Lender the extension loan fee promptly following the execution of the Second Amendment to the Loan Agreement by each of the parties thereto.

      2. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of and be binding upon each Lender and each Borrower and their respective successors, assigns, heirs, executors and administrators.

      3. Severability. Every provision of this Amendment is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Amendment.

      4. Governing Law. This Amendment shall be deemed to be made under and governed by the internal laws of the State of Delaware.

      5. Entire Agreement. The Loan Agreement and other documents delivered pursuant thereto and this Amendment constitute the full and entire understanding and agreement between the Lenders and the Borrowers with regard to the subject hereof and thereof.

      6. Full Force and Effect. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect in accordance with its terms and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

      7. Survival. The representations, warranties, covenants and agreements made herein shall survive the closings of the transactions contemplated hereby.

      8. Headings. The titles of the sections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

      9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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      IN WITNESS HEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

                         BORROWERS:

                         CYPRESS COMMUNICATIONS HOLDING CO., INC., a
                         Delaware corporation

                         By: /s/ Gregory P. McGraw
                             -------------------------------------------
                         Name: Gregory P. McGraw
                         Title: President & Chief Executive Officer

                         CYPRESS COMMUNICATIONS, INC., a Delaware corporation

                         By: /s/ Gregory P. McGraw
                            --------------------------------------------
                         Name: Gregory P. McGraw
                         Title: President & Chief Executive Officer

                         LENDERS:

                         J. OLIVER CUNNINGHAM TRUST, dated February 26, 1971, an Indiana trust

                         By: /s/ Ross J. Mangano
                             -------------------------------------
                         Name: Ross J. Mangano
                         Title:   Trustee

                         ANNE. C. MCCLURE TRUST, dated February 26, 1971, an Illinois trust

                         By: /s/ Ross J. Mangano
                             ----------------------------------------
                         Name: Ross J. Mangano
                         Title: Trustee

                         JANE C. WARRINER TRUST, dated February 26, 1971, an Indiana trust

                         By: /s/ Ross J. Mangano
                             ----------------------------------------
                         Name: Ross J. Mangano
                         Title: Trustee

                         NORO-MOSELEY PARTNERS V, L.P., a Georgia limited partnership

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                         By: /s/ Steve G. Nussrallah
                             -----------------------------------------
                         Name: ----------------------------
                         Title: ---------------------------

                         WAKEFIELD GROUP III LLC, a North Carolina limited liability company

                         By:/s/Michael F. Elliott
                            --------------------------------------------------
                         Name: ----------------------------
                         Title: ---------------------------